Exhibit 10.24.2

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.
ELEVENTH AMENDMENT TO LICENSE AGREEMENT
This eleventh amendment (“Eleventh Amendment”) to that certain license Agreement dated September 1, 2007 and bearing UC Agreement No. 2008-03-0189 (the “Agreement”) by and between The Regents of the University of California (“The Regents”) and Transphorm, Inc. (“Licensee”) is made effective this 29th day of October, 2019.
WHEREAS, the parties desire to amend the Agreement to include UC Case No. 2017-462, entitled “A Structure for Increasing Mobility in a High-Electron-Mobility Transistor,” and UC Case No. 2019-418, entitled “III-N Transistor with Stepped Cap Layers”; and
WHEREAS, for mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the parties desire to modify the terms of the Agreement.
- - oo 0 oo - -
NOW THEREFORE, the Agreement is hereby amended as follows:
1.    Capitalized terms not defined herein shall have the same meaning set forth in the Agreement.
2.    The following sections are hereby added to Article A of Background:
n)    “A Structure for Increasing Mobility in a High-Electron-Mobility Transistor” disclosed in UC Case 2017-462 by Dr. Umesh Mishra, et al.; and
o)    “III-N Transistor with Stepped Cap Layers” disclosed in UC Case 2019-418 by Dr. Umesh Mishra, et al.
3.    Paragraph 1.8 (Licensed Patent Rights) of Article 1 (Definitions) is deleted in its entirety and replaced with the following:

1.8    “Licensed Patent Rights” means The Regents’ and ASU’s (where applicable) rights and interest in the claims of the following subject matter:

UC Case Number	Application Number or Patent Number	Filing or Issue Date
2000-452-1	60/222,837	August 4, 2000
2000-452-2	7,678,888	March 30, 2010
2000-452-3	7,655,090	February 2, 2010
2000-452-4	7,816,764	October 19, 2010
2000-452-5	12/901,988	October 11, 2010
2000-452-6	13/306,763	November 29, 2011
2006-107-1	60/717,996	September 16, 2005
2006-107-2	7,948,011	May 24, 2011
2006-575-1	60/941,580	June 1, 2007
2006-575-2	7,728,356	June 1, 2010
2007-121-1	60/866,035	November 15, 2006
2007-121-2	7,566,580	July 28, 2009
2007-121-3	8,193,020	May 5, 2012
2007-121-4	13/444,011	April 11, 2012
2012-595-1	61/623,182	April 12, 2012
2012-595-2	8,878,249	November 4, 2014
2014-449-1	61/927,807	January 15, 2014
2014-449-2	9,281,183	March 8, 2016
2014-718	61/993,759	May 15, 2014
2014-718	15/344,377	November 4, 2016
2017-462	16/461,505	May 16, 2019
2019-418	62/810,807	February 26, 2019
and continuing applications thereof including divisions and substitutions (but excluding continuation-in-part applications to the extent that claims are not adequately supported in the parent); any patents on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents.”
4.    As partial consideration for adding UC Case Nos. 2017-462 and 2019-418 to the Agreement, License shall pay to The Regents a supplemental execution fee [***], as follows:

UC Case No.	License Execution Fee
2017-462	[***]
2019-418	[***]
Total Fee	[***]

This execution fee is due within thirty (30) days of the Effective Date of this Eleventh Amendment and is non-refundable, non-cancelable, and is not creditable against royalties or other payments due to The Regents.
5.    Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.
6.    Exhibit B is deleted in its entirety and replaced with the Exhibit B attached hereto.
7.    Except as expressly modified herein, all other provisions of the Agreement remain in full force and effect and are hereby reaffirmed by the parties.

ACCEPTED AND AGREED:

TRANSPHORM, INC.		THE REGENTS OF THEUNIVERSITY OF CALIFORNIA

By:	/s/ Primit Parikh	By:	/s/ Sherylle Mills Englander

Name:	Primit Parikh	Name:	Sherylle Mills Englander

Title:	Co-founder & COO	Title:	Director, Technology & Industry Alliances

Date:	October 29, 2019	Date:	10/31/2019

EXHIBIT A
The Inventions are hereby licensed as follows:

UC Case Number	Exclusive or Non-Exclusive	Fields of Use
2000-452	Exclusive	All fields except the following, which are expressly excluded: (1) optoelectronics, which includes, but is not limited to, lighting displays and solar cells.
2006-107	Exclusive	All fields of use.
2006-575	Exclusive	All fields of use.
2007-121	Exclusive	All fields except the following, which are expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.
2012-595	Exclusive	All fields except the following, which is expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.
2014-449	Exclusive	All fields except the following, which are expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.
2014-718	Exclusive	All fields except the following, which are expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.
2017-462	Exclusive	All fields except the following, which are expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.
2019-418	Exclusive	All fields except the following, which are expressly excluded: optoelectronics, which includes but is not limited to lighting displays and solar cells.

EXHIBIT B
A.    The license execution fee shall be apportioned among Inventions as follows: PAID

UC Case No.	License Execution Fee
2000-452	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-518	[***]
2006-575	[***]
2006-637	[***]
2006-648	[***]
2006-730	[***]
2007-121	[***]
2007-269	[***]
2007-336	[***]
2007-501	[***]
Total Fee	[***]
B.    The minimum annual royalty payments shall be apportioned among the Inventions as follows:

1.	For 2009: PAID

UC Case No.	Minimum Annual Royalty
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-518	[***]
2006-575	[***]
2006-637	[***]
2006-648	[***]
2006-730	[***]
2007-121	[***]
2007-269	[***]
2007-336	[***]
2007-501 and 2009-013	[***]
TOTAL:	[***]

2.	For 2010: PAID

UC Case No.	Minimum Annual Royalty
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-518	[***]
2006-575	[***]
2006-637	[***]
2006-648	[***]
2006-730	[***]
2007-121	[***]
2007-269	[***]
2007-336	[***]
2007-501 and 2009-013	[***]
TOTAL:	[***]

3.	For 2011: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2007-501 and 2009-013	[***]
TOTAL:	[***]

4.	For 2012: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2007-501 and 2009-013	[***]
TOTAL:	[***]

5.	For 2013: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2007-501 and 2009-013	[***]
TOTAL:	[***]

6.	For 2014: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2012-595	[***]
TOTAL:	[***]

7.	For 2015: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2012-595	[***]
2014-449	[***]
TOTAL:	[***]

8.	For 2016: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2003-177	[***]
2004-163	[***]
2006-107	[***]
2006-129	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2012-595	[***]
2014-449	[***]
TOTAL:	[***]

9.	For 2017: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2006-107	[***]
2006-575	[***]
2006-637	[***]
2007-121	[***]
2007-269	[***]
2012-595	[***]
2014-449	[***]
TOTAL:	[***]

10.	For 2018: PAID

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2006-107	[***]
2006-575	[***]
2007-121	[***]
2012-595	[***]
2014-449	[***]
TOTAL:	[***]

11.	For 2019:

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2006-107	[***]
2006-575	[***]
2007-121	[***]
2012-595	[***]
2014-449	[***]
2014-718	[***]
TOTAL:	[***]

12.	For 2020 and thereafter:

UC Case No.	Minimum Annual Royalty
2000-452	[***]
2006-107	[***]
2006-575	[***]
2007-121	[***]
2012-595	[***]
2014-449	[***]
2014-718	[***]
2017-462	[***]
2019-418	[***]
TOTAL:	[***]